                                 EXHIBIT 10.44
                             SEPARATION AGREEMENT
                             --------------------

     THIS AGREEMENT is made and entered into effective the 28th day of November, 2000, in Houston, Harris County, Texas, by and between DYNACQ INTERNATIONAL, INC., a Texas corporation, and VISTA HEALTH CARE, INC., a Texas corporation, hereinafter collectively referred to as "Dynacq", and GLENN D. RODRIGUEZ hereinafter referred to as "Rodriguez".

                                   RECITALS

     WHEREAS, Rodriguez is presently engaged by Dynacq in the following capacities:

     Chief Executive Officer - Vista Health Care, Inc.

     Vice President and Chief Operation Officer - Dynacq     International, Inc.

     WHEREAS, both Dynacq and Rodriguez desire to terminate all of the foregoing employment relationships, and any other employment relationships which may exist between Rodriguez and Dynacq or any affiliate(s) of Dynacq, and to release each other from all liabilities arising therefrom, and

     NOW THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency is hereby acknowledged and confessed, the parties hereby agree as follows:

     1.01. Both Dynacq and Rodriguez agree that all of the employment relationships between them, whether or not described above, are hereby terminated for all purposes.

     1.02. Each of the parties, for himself or itself and his or its predecessors, successors, assigns, heirs, executors, administrators, officers, directors, shareholders, and legal representatives, releases, acquits, and forever discharges the others and their or its predecessors, successors, assigns, heirs, executors, administrators, agents, officers, directors, shareholders, and legal representatives, of and from any and all claims, demands, damages, actions, causes of action or suits in equity of whatsoever kind or nature, at common law, statutory, or otherwise, whether heretofore or hereafter accruing or whether now known or not known to the parties, for or because of any matter or thing done, omitted or suffered to be done by any of such parties prior to and including the date hereof and in any way, directly or indirectly, arising out of the employment relationships described herein, save and except any claims for indemnity that either party may have against the other.

     1.03. It is expressly understood and agreed that the terms hereof are contractual and not merely recitals, and that the agreements herein contained and the consideration herein transferred shall not be construed as an admission of liability by any party hereto, all liability being expressly denied by all of the parties hereto.

     1.04. Rodriguez shall be paid THREE HUNDRED THOUSAND DOLLARS ($300,000.00) in twelve equal monthly payments of $25,000.00 each, as full and final compensation for the non-compete covenant set forth in paragraph 1.05 below and the confidentiality covenant set forth in paragraph 1.06 below. The first such payment shall be due contemporaneously with the execution of this Agreement.

     1.05.  For a period ending November 30, 2002, and within a radius of fifty
(50) miles from the city limits of Pasadena, Harris County, Texas, Rodriguez shall not, without the prior written permission of Dynacq, directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stockholder, corporate officer, director, or in other individual or representative capacity, engage or participate in any business that is in competition in any manner whatever with the business of Dynacq or any subsidiary of Dynacq. Furthermore, during the same two (2) year period ending November 30, 2002, and within a radius of fifty (50) miles from the city limits of Pasadena, Harris County, Texas, Rodriguez expressly agrees not to, either directly or indirectly:

     a. Make known to any person, firm, or corporation the names and addresses of any of the customers of Dynacq that are accounts of Dynacq at the time of the execution of this Agreement or at the time of termination of this Agreement; or

     b. Call on, solicit, or take away, or attempt to call on, solicit, or take away any of the customers of Dynacq that were accounts of Dynacq at the time of the execution of this Agreement or at the time of termination of this Agreement.

     Rodriguez and Dynacq recognize that the time restrictions set forth herein are reasonable and are not burdensome, and are properly allowed by law for the adequate protection of Dynacq and its shareholders. If such territorial or time restrictions or any other provision contained herein shall be deemed to be illegal, unenforceable or unreasonable by an arbitrator or court of competent jurisdiction, such territorial or time restriction or other provision shall be reduced by such arbitrator or court to such area or period as such arbitrator or court shall deem reasonable.

     1.06. During the term of the employment relationships which are terminated hereby, Rodriguez has had access to and become familiar with various trade secrets and confidential information consisting of client lists, pricing, compilations of information, financial records, records and specifications owned by Dynacq and regularly used in the operation of the business of Dynacq. Rodriguez agrees and acknowledges that all such trade secrets, financial information and confidential information is the property of Dynacq, constitute trade secrets and confidential information belonging to Dynacq in which Dynacq has a proprietary interest, and that it is essential for the continued operation of Dynacq that same remains confidential. Rodriguez expressly covenants and agrees that he will not reveal, divulge, disclose or communicate to any person, firm or corporation, other than employees, agents and consultants of Dynacq, in any manner whatsoever, any of the above-referenced trade secrets, confidential or proprietary knowledge or information of Dynacq without the prior written consent of Dynacq.

     1.07. Rodriguez shall immediately deliver to Dynacq any property in the Rodriguez' possession or under the Rodriguez' control belonging to Dynacq.

     1.08. All notices or other communications required under this Agreement may be effected either by personal delivery in writing or by certified mail, return receipt requested. Notice shall be deemed to have been given when delivered or mailed to the parties at their respective addresses as set forth below or when mailed to the last address provided in writing to the other party by the addressee:

                                   To Dynacq
                                   ---------
                          Dynacq International, Inc.
                                 4301-A Vista
                             Pasadena, Texas 77504

                                 To Rodriguez
                                 ------------
                              Glenn D. Rodriguez
                               4422 N. Pinebrook
                             Houston, Texas 77059

     1.09. If any litigation is commenced between the parties to this Agreement concerning the terms of same, the party prevailing in such litigation will be entitled, in addition to such other relief as may be granted, to a reasonable sum for attorneys fees incurred in such litigation.

     1.10. The waiver by a party hereto of the breach of any provision hereof by the other shall not constitute a continuing waiver or a waiver of any subsequent breach of the same or any other provision of this Agreement.

     1.11.  Time is expressly declared to be of the essence in this Agreement.

     1.12. The rights and remedies provided by this Agreement are cumulative, and the use of any one right or remedy shall not preclude or waive that party's right to use any or all other remedies, These rights and remedies are given in addition to any other rights the parties may have by law, statute, or otherwise.

     1.13. In case any one or more of the provisions contain in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and this Agreement must be construed as if such invalid, illegal or unenforceable provision had never been contained herein.
     1.14. This Agreement shall be construed under and in accordance with the laws of the State of Texas.

     1.15. No amendment, modification, or alteration of the terms of this Agreement shall be binding unless the same be in writing, stated subsequent to the date hereof, and executed by the parties hereto.

     1.16. This Agreement constitutes the only Agreement of the parties hereto regarding the subject matter hereof and supersedes any prior understanding or written or oral agreements between the parties respecting said subject matter.

     1.17. Venue of any action hereunder shall lie in the courts of Harris County, Texas.


                              DYNACQ INTERNATIONAL, INC.


                              By:________________________________
                                    Philip Chan, Vice President

                              VISTA HEALTH CARE, INC.


                              By:__________________________________
                                    Philip Chan, Vice President


                              ____________________________________
                                       Glenn D. Rodriguez

                             CONSULTING AGREEMENT
                             --------------------

     THIS AGREEMENT is made and entered into November ____, 2000, but effective as of December 1, 2000, in Houston, Harris County, Texas, by and between DYNACQ INTERNATIONAL, INC., a Texas corporation, and VISTA HEALTH CARE, INC., a Texas corporation, hereinafter collectively referred to as "Dynacq", and GLENN D. RODRIGUEZ hereinafter referred to as "Rodriguez".

     WHEREAS, both Dynacq and Rodriguez desire to enter into a consulting relationship on the terms and conditions set forth below,

     NOW THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency is hereby acknowledged and confessed, the parties hereby agree as follows:

     1.01. By this Agreement Dynacq engages Rodriguez, and Rodriguez accepts engagement with Dynacq, for a period of one (1) year beginning on December 1, 2000 and ending November 30, 2001; however, this Agreement may be terminated earlier, as provided in Article 7, below. At the end of the term, this Agreement may continue upon the mutual written agreement of the parties hereto.

     1.02. As compensation for all services rendered under this Agreement, Rodriguez shall be paid by Dynacq a salary of FIVE THOUSAND DOLLARS ($5,000.00) per month during the period of engagement.

     1.03. Rodriguez shall be eligible for participation in Dynacq's major medical insurance plan and choose to do so, Rodriguez shall pay the standard employee's share of costs associated with such major medical insurance coverage.

     1.04. Rodriguez shall perform the duties of a consultant to Dynacq. The parties agree that Rodriguez' duties shall be limited to consultation by telephone or other electronic means from Rodriguez' home or such other place where Rodriguez may be found on any such matters relating to the Company that may arise. Rodriguez shall perform no fewer than thirty (30) hours of services for Dynacq per week.

     1.05. During the term of this Agreement, Rodriguez may render services of a business, commercial, or professional nature to any other person or organization, so long as such services do not violate the terms of Article 1.06 below.

     1.06. During the term of this Agreement and for a period ending November 30, 2002, and within a radius of fifty (50) miles from the city limits of Pasadena, Harris County, Texas, Rodriguez shall not, without the prior written permission of Dynacq, directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stockholder, corporate officer, director, or in other individual or representative capacity, engage or participate in any business that is in competition in any manner whatever with the business of Dynacq or any subsidiary of Dynacq. Furthermore, during the term of this Agreement and for a period ending November 30, 2002, and within a radius of fifty (50) miles from the city limits of Pasadena, Harris County, Texas, Rodriguez expressly agrees not to, either directly or indirectly:

     a. Make known to any person, firm, or corporation the names and addresses of any of the customers of Dynacq that are accounts of Dynacq at the time of the execution of this Agreement or at the time of termination of this Agreement; or

     b. Call on, solicit, or take away, or attempt to call on, solicit, or take away any of the customers of Dynacq that were accounts of Dynacq at the time of the execution of this Agreement or at the time of termination of this Agreement.

     Rodriguez and Dynacq recognize that the time restrictions set forth herein are reasonable and are not burdensome, and are properly allowed by law for the adequate protection of Dynacq and its shareholders. If such territorial or time restrictions or any other provision contained herein shall be deemed to be illegal, unenforceable or unreasonable by an arbitrator or court of competent jurisdiction, such territorial or time restriction or other provision shall be reduced by such arbitrator or court to such area or period as such arbitrator or court shall deem reasonable.

     1.07. Rodriguez shall indemnify and hold harmless Dynacq from all liability from loss, damage, or injury to persons or property resulting from the gross negligence or misconduct of Rodriguez committed in the scope of Rodriguez' engagement, and hereby agrees to do so.

     1.08. During the term of this Agreement as a result of the nature of the duties to performed by Rodriguez, Rodriguez may have access to and become familiar with various trade secrets and confidential information consisting of client lists, pricing, compilations of information, financial records, records and specifications owned by Dynacq and regularly used in the operation of the business of Dynacq. Rodriguez agrees and acknowledges that all such trade secrets, financial information and confidential information is the property of Dynacq, constitute trade secrets and confidential information belonging to Dynacq in which Dynacq has a proprietary interest, and that it is essential for the continued operation of Dynacq that same remains confidential. Rodriguez expressly covenants and agrees that during the term of this Agreement and after the termination of his engagement, he will not reveal, divulge, disclose or communicate to any person, firm or corporation, other than employees, agents and consultants of Rodriguez, in any manner whatsoever, any of the above-referenced trade secrets, confidential or proprietary knowledge or information of Dynacq without the prior written consent of Dynacq.

     1.09. On the termination of engagement or whenever requested by Dynacq, Rodriguez shall immediately deliver to Dynacq any property in the Rodriguez' possession or under the Rodriguez' control belonging to Dynacq.

     1.10. Either party may terminate the consulting relationship described herein upon thirty (30) days written notice to the other. In the event of the termination of the consulting relationship by Dynacq prior to the completion of the Term of the relationship, Rodriguez shall be entitled to the immediate payment of all compensation described herein for the remaining balance of the full one (1) year Term hereof. In the event of the termination of the consulting relationship by Rodriguez prior to the completion of the Term, Rodriguez shall not be entitled any compensation after the effective date of such termination.

     1.11. All notices or other communications required under this Agreement may be effected either by personal delivery in writing or by certified mail, return receipt requested. Notice shall be deemed to have been given when delivered or mailed to the parties at their respective addresses as set forth below or when mailed to the last address provided in writing to the other party by the addressee:

                                   To Dynacq
                                   ---------
                          Dynacq International, Inc.
                                 4301-A Vista
                             Pasadena, Texas 77504

                                 To Rodriguez
                                 ------------
                              Glenn D. Rodriguez
                               4422 N. Pinebrook
                             Houston, Texas 77059

     1.12. If any litigation is commenced between the parties to this Agreement concerning the terms of same, the party prevailing in such litigation will be entitled, in addition to such other relief as may be granted, to a reasonable sum for attorneys fees incurred in such litigation.

     1.13. The waiver by a party hereto of the breach of any provision hereof by the other shall not constitute a continuing waiver or a waiver of any subsequent breach of the same or any other provision of this Agreement.

     1.14.  Time is expressly declared to be of the essence in this Agreement.

     1.15. The rights and remedies provided by this Agreement are cumulative, and the use of any one right or remedy shall not preclude or waive that party's right to use any or all other remedies, These rights and remedies are given in addition to any other rights the parties may have by law, statute, or otherwise.

     1.16. In case any one or more of the provisions contain in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and this Agreement must be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     1.17. This Agreement shall be construed under and in accordance with the laws of the State of Texas.

     1.18. No amendment, modification, or alteration of the terms of this Agreement shall be binding unless the same be in writing, stated subsequent to the date hereof, and executed by the parties hereto.

     1.19. This Agreement constitutes the only Agreement of the parties hereto regarding the subject matter hereof and supersedes any prior understanding or written or oral agreements between the parties respecting said subject matter.

     1.20. Venue of any action hereunder shall lie in the courts of Harris County, Texas.

                              DYNACQ INTERNATIONAL, INC.


                              By:________________________________
                                    Philip Chan, Vice President

                              VISTA HEALTH CARE, INC.


                              By:__________________________________
                                    Philip Chan, Vice President


                              ____________________________________
                                    Glenn D. Rodriguez